UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2017

AutoWeb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement

On December 27, 2017, AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), entered into a Sixth Amendment to Loan Agreement (“Credit Facility Sixth Amendment”) with MUFG Union Bank, N.A., formerly Union Bank, N.A. (“Union Bank”), amending the Company’s existing Loan Agreement with Union Bank initially entered into on February 26, 2013, as amended on September 10, 2013, January 13, 2014, May 20, 2015, June 1, 2016, and June 28, 2017 (the existing Loan Agreement, as amended to date, is referred to herein collectively as the “Credit Facility Agreement”). The Credit Facility Sixth Amendment was entered into in connection with the prepayment, in full, of the remaining $8,250,000 principal plus all accrued and due and payable interest under Term Loan 2 (as defined in the Credit Facility Agreement). The Credit Facility Sixth Amendment: (i) deletes Section 1.1.3 of the Credit Facility Agreement to reflect the prepayment, in full, of Term Loan 2 and provides for the cancellation of the Commercial Promissory Note dated May 20, 2015 (in the original principal amount of $15,000,000) that represents Term Loan 2; (ii) reflects the previously reported change in the Company’s corporate name to AutoWeb, Inc.; and (iii) amends the financial covenant in the Credit Facility Agreement related to minimum quarterly EBITDA requirements by deleting the minimum quarterly EBITDA requirement for fiscal quarters ending December 31st each year.

The foregoing description of the Credit Facility Agreement and Credit Facility Sixth Amendment is not complete and is qualified in its entirety by reference to (i) Loan Agreement dated as of February 26, 2013 by and between AutoWeb and Union Bank, as amended by First Amendment to Loan Agreement dated as of September 10, 2013, Second Amendment to Loan Agreement dated as of January 13, 2014, Security Agreement dated January 13, 2014, Commercial Promissory Note dated January 13, 2014 ($9,000,000 Term Loan), and Commercial Promissory Note dated January 13, 2014 ($8,000,000 Revolving Loan), which are incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K as filed with the SEC on January 17, 2014 (SEC File No. 001-34761); (ii) Third Amendment to the Credit Facility Agreement, the Commercial Promissory Note dated May 20, 2015 ($15,000,000 Term Loan) and the Commercial Promissory Note dated May 20, 2015 ($8,000,000 Revolving Loan) which is incorporated herein by reference to Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on May 27, 2015 (SEC File No. 001-34761); (iii) Fourth Amendment to the Credit Facility Agreement dated June 1, 2016 ($8,000,000 Revolving Loan), which is incorporated herein by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q filed with the SEC on August 4, 2016 (SEC File No. 001-34761); (iv) Fifth Amendment to Credit Facility Agreement and Commercial Promissory Note each dated June 28, 2017, which are incorporated herein by reference to Exhibits 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC on June 29, 2017 (SEC File No. 001-34761); and (v) Credit Facility Agreement Sixth Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits

10.1	Sixth Amendment to Loan Agreement dated as of December 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2017
AUTOWEB, INC.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President,
Chief Legal and Administrative Officer and Secretary